                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 21, 2003
                Date of Report (Date of earliest event reported):

                            WOODWARD GOVERNOR COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                     0-8408                 36-1984010
(State or other jurisdiction or     (Commission            (I.R.S. Employer
Incorporation or Organization)      File Number)          Identification No.)

                            5001 North Second Street
                            Rockford, Illinois 61111
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including area code: (815) 877-7441

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         99.1 Woodward Governor Company Press Release dated April 21, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         The information contained in this Item 9 is being furnished pursuant to
         Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K in accordance with SEC Release Nos. 33-8216 and
              34-47583.

         The information, including exhibits attached hereto, in this Current Report, or second quarter earnings release, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Woodward Governor Company, dated April 21,
         2003, reporting Woodward Governor Company's financial results for the quarter ended March 31, 2003
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         Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2003               WOODWARD GOVERNOR COMPANY


                                    By:  /s/  Stephen P. Carter
                                    Stephen P. Carter
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer
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                                INDEX TO EXHIBITS

   EXHIBIT NUMBER                             DESCRIPTION
-------------------                        ------------------


99.1 News Release issued by Woodward Governor Company, dated April 21, 2003.

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                                                                    Exhibit 99.1



FOR IMMEDIATE RELEASE

CONTACT:   Angela Hartley
           Director, Investor Relations
              and Global Communications
           1-815-639-6628


          WOODWARD REPORTS SECOND FISCAL QUARTER AND SIX MONTHS RESULTS

Rockford, Ill., April 21, 2003--Woodward Governor Company (Nasdaq: WGOV) today reported financial results for the second fiscal quarter and six months ended March 31, 2003.

Net sales for the quarter were $146,159,000, down 16 percent from $174,864,000 in the second quarter a year ago. Sales levels reflect continued weakness in two of our largest markets, large turbine power generation and aircraft engines. Net earnings were $4,511,000, or $0.40 per share (all per share amounts are diluted), down 67% percent from $13,623,000, or $1.18 per share in the same quarter last year. The decrease in earnings is due primarily to the reverse leverage effect of the significant drop in Industrial Controls sales volumes versus fixed costs and development costs necessary to satisfy current and future requirements of our core customers.

For the six months ended March 31, 2003, net sales were $290,984,000, down 18 percent from $355,517,000 for the corresponding six months a year ago. Earnings before the cumulative effect of an accounting change were down 61% to $10,776,000, or $.95 per share for the six-month period.

"It is essential that we maintain a balance between lowering costs and maintaining leadership in key markets that are critical to Woodward's long-term success," said Chairman and Chief Executive Officer John A. Halbrook. "While the large turbine power generation and aircraft engine markets are currently in a downturn, we and our customers believe that those markets will eventually recover and present strong growth opportunities for Woodward. Our product development strategy is driven by unprecedented demand from our customers to provide them with new energy control solutions. We are responding to those demands as an excellent means to preserve and capture additional market share and generate attractive returns in the future.

 "Improved productivity, lower costs, and outstanding quality have been an integral part of our operations for many years, and have been recognized by our customers. In view of current industry conditions, however, we are implementing additional programs to further reduce operating costs and capitalize on the synergies between Aircraft Engine Systems and Industrial Controls. We have begun to consolidate our purchasing efforts and focus on worldwide sourcing. In addition, we are consolidating our manufacturing processes across the company to eliminate duplication and to align our capabilities and technologies. We are also making targeted operating reductions across the company to better align costs with our lower sales volumes. We believe these actions will result in a reduction of our operating costs in 2004 of at least $20,000,000 on an annualized basis."

Industrial Controls' net sales for the second quarter were $82,311,000, down 23 percent from $106,418,000 in the second quarter a year ago. Industrial Controls incurred a loss of $1,848,000 compared with earnings of $12,384,000 in the second quarter of last year. Expenses totaling

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approximately $2,400,000 for workforce management activity and lease termination costs were recognized in this year's second quarter. In last year's second quarter, we expensed approximately $1,200,000 for workforce management activity. Earnings fell significantly more than sales, reflecting the reverse leverage effect and continuation of product development and engineering projects associated with customer-driven programs.

Aircraft Engine Systems' second quarter net sales were $63,848,000, down 7 percent from $68,446,000 in the same period a year ago. Segment earnings were $12,167,000, down 19 percent from $15,053,000 in the second quarter last year. Expenses associated with workforce management activity totaled approximately $500,000 in this year's second quarter and $400,000 in last year's second quarter. Sales continue to reflect weakness in the production of new commercial aircraft, which industry observers expect to continue beyond 2004. Commercial aftermarket sales held up better than OEM sales, and military sales accounted for a slightly increased proportion of segment sales. Cost management and productivity initiatives begun in 2002 are helping maintain margins at levels near those of last year.

Mr. Halbrook concluded, "Many variables are impacting all of our markets and it has become increasingly difficult to anticipate future sales levels. Given the sustained decline in our primary markets, however, we now anticipate the decline in full year earnings from 2002 to 2003 will be at least 50 percent. Final results could be impacted if there are unanticipated further declines in sales and if additional cost savings measures become necessary. We believe the steps we are taking now to reduce costs will enable us both to serve our customers well and to deliver improved annual financial performance in 2004 and beyond."

Woodward will hold an investor conference call at 7:30 a.m. CT on Tuesday, April 22, 2003, to provide an overview of the second quarter's financial performance, business highlights, and outlook for the remainder of the year. You are invited to listen to the live Webcast of our conference call or a recording at our Web site, www.woodward.com.

ABOUT WOODWARD

Woodward is the world's largest independent designer and manufacturer of energy control solutions for aircraft and industrial engines, turbines and power equipment. The company's innovative controls and fuel delivery systems help manufacturers worldwide operate cleaner and more efficient power equipment. Woodward's products and services are used in the aerospace, power generation, oil and gas processing, and transportation markets, which include rail, marine and many light and heavy industrial applications. Woodward is headquartered in Rockford, Illinois, and serves global markets from locations worldwide. Visit our Web site at www.woodward.com.

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The statements in this release concerning the company's future sales, earnings, business performance, prospects, and the economy in general reflect current expectations and are forward-looking statements that involve risks and uncertainties. Such risks include, but are not limited to, further decline in sales levels in one or more of our markets, our ability to reduce expenses, and the continued demand for and progress on our development programs. Actual results could differ materially from projections or any other forward-looking statement and we have no obligation to update our forward-looking statements. Factors that could affect performance and could cause actual results to differ materially from projections and forward-looking statements are described in Woodward's Annual Report and Form 10-K for the year ended September 30, 2002, and Form 10-Q for the quarterly period ended March 31, 2003, expected to be available by mid-May.

WOODWARD GOVERNOR COMPANY AND SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------------
S T A T E M E N T S  O F  C O N S O L I D A T E D  E A R N I N G S
---------------------------------------------------------------------------------------------------------------------
                                                                     THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                          MARCH 31,                MARCH 31,
---------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                               2003         2002        2003         2002
---------------------------------------------------------------------------------------------------------------------
NET SALES                                                             $146,159    $174,864     $290,984     $355,517
---------------------------------------------------------------------------------------------------------------------
Costs and expenses:
        Cost of goods sold                                             122,114     136,294      240,380      277,662
        Sales, general, and administrative expenses                     15,289      15,800       30,086       30,728
        Amortization of intangible assets                                1,029         766        2,046        1,534
        Interest expense                                                   951       1,330        2,145        2,709
        Interest income                                                   (383)       (245)        (492)        (358)
        Other expense (income)--net                                       (259)        642         (703)         838
---------------------------------------------------------------------------------------------------------------------
        Total costs and expenses                                       138,741     154,587      273,462      313,113
---------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING
    CHANGE                                                               7,418      20,277       17,522       42,404
Income taxes                                                             2,907       6,654        6,746       15,062
---------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                   4,511      13,623       10,776       27,342
Cumulative effect of accounting change, net of income taxes                  -           -            -       (2,489)
---------------------------------------------------------------------------------------------------------------------
NET EARNINGS                                                           $ 4,511     $13,623    $  10,776      $24,853
=====================================================================================================================

BASIC PER SHARE AMOUNTS:
Earnings before cumulative effect of accounting change                 $  0.40     $  1.20      $  0.96      $  2.41
Cumulative effect of accounting change, net of income taxes                  -           -            -        (0.22)
---------------------------------------------------------------------------------------------------------------------
Net earnings                                                           $  0.40     $  1.20      $  0.96      $  2.19
=====================================================================================================================

DILUTED PER SHARE AMOUNTS:
Earnings before cumulative effect of accounting change                 $  0.40     $  1.18      $  0.95      $  2.36
Cumulative effect of accounting change, net of income taxes                  -           -            -        (0.21)
---------------------------------------------------------------------------------------------------------------------
Net earnings                                                           $  0.40     $  1.18      $  0.95      $  2.15
=====================================================================================================================

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic                                                                   11,151      11,324       11,229       11,323
Diluted                                                                 11,270      11,591       11,366       11,572
=====================================================================================================================

                                     -MORE-

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WOODWARD GOVERNOR COMPANY AND SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------------
C O N D E N S E D  C O N S O L I D A T E D  B A L A N C E  S H E E T S
---------------------------------------------------------------------------------------------------------------------
                                                                                AT MARCH 31,      AT SEPTEMBER 30,
(IN THOUSANDS)                                                                      2003                2002
---------------------------------------------------------------------------------------------------------------------
ASSETS
        Current assets:
             Cash and cash equivalents                                              $30,852              $29,828
             Accounts receivable                                                     74,335               76,406
             Inventories                                                            124,944              127,112
             Deferred income taxes                                                   13,645               15,340
---------------------------------------------------------------------------------------------------------------------
                  Total current assets                                              243,776              248,686
        Property, plant, and equipment-net                                          117,562              123,622
        Goodwill                                                                    115,747              115,265
        Other intangibles-net                                                        64,987               66,762
        Other assets                                                                 10,610               10,175
        Deferred income taxes                                                        14,486               17,885
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $567,168             $582,395
=====================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
        Current liabilities:
             Short-term borrowings                                                  $12,068             $ 16,185
             Current portion of long-term debt                                        2,000                2,000
             Accounts payable and accrued expenses                                   61,901               74,995
             Income taxes payable                                                     2,350                3,194
---------------------------------------------------------------------------------------------------------------------
                  Total current liabilities                                          78,319               96,374
        Long-term debt, less current portion                                         78,222               78,192
        Other liabilities                                                            53,277               52,928
---------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                           209,818              227,494
        Shareholders' equity                                                        357,350              354,901
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $567,168             $582,395
=====================================================================================================================

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WOODWARD GOVERNOR COMPANY AND SUBSIDIARIES

-------------------------------------------------------------------------------------------------------------------
OTHER SELECTED INFORMATION
-------------------------------------------------------------------------------------------------------------------
                                                           THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                MARCH 31,                     MARCH 31,
-------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                             2003          2002            2003            2002
-------------------------------------------------------------------------------------------------------------------
EXTERNAL NET SALES:
    Industrial Controls                                   $82,311       $106,418        $160,840        $212,151
    Aircraft Engine Systems                                63,848         68,446         130,144         143,366
SEGMENT EARNINGS (LOSSES):
    Industrial Controls                                    (1,848)        12,384            (178)         25,395
    Aircraft Engine Systems                                12,167         15,053          24,998          29,965
CAPITAL EXPENDITURES                                        4,016          5,517           6,881          10,737
DEPRECIATION EXPENSE                                        6,883          7,096          13,606          14,125
===================================================================================================================



SEGMENT EARNINGS IN THE TABLE ABOVE DO NOT REFLECT INTEREST, CORPORATE EXPENSES, INCOME TAXES, AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE.

                                      -END-